                                    August 31, 1999

United States Trust Company of New York, as Trustee
114 West 47th Street
New York, New York 10036
Attention: Corporate Trust Administration

      Re: Key Components, LLC Key Components Finance Corp. 10 1/2% Senior Notes due 2008, Indenture dated as of May 28, 1998, United States Trust Company of New York, Trustee (the "Indenture")

Gentlemen:

      Reference is made to the Indenture. All terms used but not defined herein shall have the respective meanings ascribed thereto in the Indenture. Pursuant to Section 10.1(vii) of the Indenture, the Issuers and the Subsidiary Guarantors seek to amend the Indenture without notice to or consent of any Securityholder. Specifically, the undersigned seek to amend the Indenture as follows:

      1. The definition of "Taxpayer(s)" contained in Section 1.1 of the Indenture is hereby deleted in its entirety and the definition set forth in this Paragraph 1 is substituted in lieu thereof, and made a part of the Indenture:

            "Taxpayer(s)" means, (i) with respect to any member of the Company for any period during which the member is a pass through entity for federal income tax purposes, the stockholders, members or partners of such pass through entity, and (ii) with respect to any member of the Company for any period during which the member is not a pass through entity for federal income tax purposes, such member.

      2. Section 5.4(b)(vi) is hereby deleted in its entirety, and the provision set forth in this paragraph 2 is substituted in lieu thereof, and made a part of the Indenture:

            "(vi) during the period that the Company is disregarded or is treated as a pass through entity for U.S. federal income tax purposes and after such period to the extent relating to liability for such period, the Company may make cash distributions to, or for the benefit of the Taxpayers, in respect of each Estimation Period, in an aggregate amount not to exceed the Permitted Quarterly Tax Distribution; provided, that the amount of distributions made pursuant to this Section 5.4(b)(vi) will be excluded in the calculation of the amount of restricted Payments pursuant to Section 5.4(a)(3) above."

      Kindly acknowledge your agreement and consent to the amendments to the Indenture contained herein by signing this amendment letter in the space provided below.

                                        Very truly yours,

                                        KEY COMPONENTS, LLC

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Name:
                                           Title:


                                        KEY COMPONENTS FINANCE CORP.

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Name:
                                           Title:


                                        VALLEY FORGE CORPORATION

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Name:
                                           Title:


                                        CRUISING EQUIPMENT COMPANY

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Name:
                                           Title:


                                        GITS MANUFACTURING COMPANY, INC.

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Name:
                                           Title:

                                        GLENDINNING MARINE PRODUCTS, INC.

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Name:
                                           Title:


                                        ATLANTIC GUEST, INC.

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Name:
                                           Title:


                                        HEART INTERFACE CORPORATION

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Name:
                                           Title:


                                        MARINE INDUSTRIES COMPANY

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Name:
                                           Title:


                                        TURNER ELECTRIC CORPORATION

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Name:
                                           Title:


                                        VFC ACQUISITION COMPANY, INC.

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Name:
                                           Title:

                                        VALLEY FORGE INTERNATIONAL CORPORATION

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Name:
                                           Title:


                                        GUEST BUILDING, L.L.C.

                                        By: Atlantic Guest, Inc.,
                                              its sole member

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Name:
                                           Title:


                                        GLENDINNING BUILDING, L.L.C.

                                        By: Glendinning Marine Products, Inc.,
                                              its sole member

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Name:
                                           Title:

Acknowledged and Agreed
this ___ day of August, 1999


UNITED STATES TRUST COMPANY OF
  NEW YORK, as Trustee

By:
   -------------------------------------
   Name:
   Title:

                                        VALLEY FORGE INTERNATIONAL CORPORATION

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        GUEST BUILDING, L.L.C.

                                        By: Atlantic Guest, Inc.,
                                              its sole member

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        GLENDINNING BUILDING, L.L.C.

                                        By: Glendinning Marine Products, Inc.,
                                              its sole member

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

Acknowledged and Agreed
this ___ day of August, 1999


UNITED STATES TRUST COMPANY OF
  NEW YORK, as Trustee

By: /s/ Christine C. Collins
   -------------------------------------
   Name:  CHRISTINE C. COLLINS
   Title: ASSISTANT VICE PRESIDENT